                                                                 Exhibit 10.31.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


          SECOND AMENDMENT (the "Amendment"), dated as of November 5, 1992, among DR PEPPER COMPANY, THE SEVEN-UP COMPANY, (and their successor by merger, "DR PEPPER/SEVEN-UP CORPORATION", a Delaware corporation (the "Borrower")), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party thereto (the "Existing Banks"), BANKERS TRUST COMPANY, NATIONSBANK OF NORTH CAROLINA, N.A. and THE CHASE MANHATTAN BANK, N.A., as Managing Agents, the Lead Managers, BANKERS TRUST COMPANY, as Administrative Agent, and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Guarantor, the Existing Banks, the Managing Agents, and the Administrative Agent are parties to a Credit Agreement dated as of October 20, 1992 (the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

     1. Each of the Existing Banks severally and not jointly hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each of the Existing Banks, that interest in and to each of the Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's Pro Rata Share as set forth on Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank, including, without limitation, (x) in the case of any assignment of all or any portion of the Tranche A Term Loan Commitment (if not theretofore terminated) and outstanding Tranche A Term Loans, all rights and obligations with respect to the Pro Rata Share of such Tranche A Term Loan Commitment and outstanding Tranche A Term Loans, (y) in the case of any assignment of all or any portion of the Tranche B Term Loan Commitment (if not theretof ore terminated) and outstanding Tranche B Term Loans, all rights and obligations with respect to the Pro Rata Share of such Tranche B Term Loan Commitment and outstanding Tranche B Term Loans and (z) in the case of any assignment of all or any portion of the Revolving Loan Commitment, all rights and obligations with respect to the Pro Rata Share of the Revolving Loans and Letters of Credit. After giving effect to this Amendment, each of the New Bank's Revolving Loan Commitment, Tranche A Term Loan Commitment and Tranche B Term Loan Commitment and the amount of outstanding Tranche A Term Loans and Tranche B Term Loans owing to each of the New Banks will be as set forth in Schedule C hereto.

     2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the Amendment Effective Date, (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C attached hereto and (ii) the Company agrees that, promptly after the Amendment Effective Date, it will issue appropriate Tranche A Term Notes, Tranche B Term Notes and Revolving Notes to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.

     3. On and after the Amendment Effective Date, Schedule X to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule X in the form of Schedule D hereto. For purposes of Section 13.03 of the Credit Agreement, the address of each New Bank shall be as set forth on Schedule D, or at such other address as the New Bank may hereafter notify the other parties to the Credit Agreement in writing.

     4. Each of the Existing Banks (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by them hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Guarantor, the Borrower or any of their respective Subsidiaries or the performance or observance by the Credit Parties of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

     5. Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Existing Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and (vi) agrees that it will promptly submit all applicable forms required by the last sentence of Section 13.04(b).

     6. Each of the Existing Banks, the New Banks and the Administrative Agent hereby agrees that all amounts accrued with respect to the Commitments, the Loans or the Letters of Credit prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section Il of this Amendment shall be for the account of the Administrative Agent and the Existing Banks, respectively, and that all such amounts accrued after the delivery of such amounts referred to in clause (ii) of such Section 11 shall be for the account of such New Bank based upon its Pro Rata Share.

          7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each of the New Banks delivers the amounts referred to in clause (ii) of Section 15 of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents.

          8. On the Amendment Effective Date, Section Il of the Credit Agreement shall be amended by deleting the definition of "Lead Managers" in its entirety and inserting in lieu thereof a new definition to read as follows:

               "'Lead Managers' shall mean Van Kampen Merritt Prime Rate Income Trust, Midland Bank PLC and The Bank of Nova Scotia."

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Agent.

          11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          12. Subject to Section 13 of this Amendment, this Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each of the Borrower, the Guarantor, the Administrative Agent, each Existing Bank and each New Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office and (ii) each New Bank shall have delivered to the Administrative Agent, for the accounts of the Existing Banks, respectively, an amount equal to such New Bank's Pro Rata Share of the outstanding Loans.

          13. Notwithstanding Section 12 of this Amendment, if for any reason any New Bank shall not have (i) signed a copy hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Bank's Pro Rata Share of the outstanding Loans, in each case on or prior to November 5, 1992, then, if each Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Bank and such New Bank's Pro Rata Share shall be reallocated among the Existing Banks in such manner as the Existing Banks shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

          14. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        DR PEPPER/SEVEN-UP CORPORATION


                                        By_____________________________________
                                          Title:

                                        DR PEPPER/SEVEN-UP COMPANIES, INC.


                                        By_____________________________________
                                          Title:

                                        MANAGING AGENTS:


                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent


                                        By_____________________________________
                                          Title:


                                        NATIONSBANK OF NORTH
                                        CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        CO-AGENTS:


                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:

                                        LEAD MANAGERS:



                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By_____________________________________
                                          Title:


                                        MIDLAND BANK PLC


                                        By_____________________________________
                                          Title:


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:


                                        OTHER BANKS:



                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        U S WEST FINANCIAL SERVICES, INC.



                                        By_____________________________________
                                          Title:

                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:


                                        WESTPAC BANKING CORPORATION


                                        By_____________________________________
                                          Title:


                                        CREDIT LYONNAIS, New York Branch


                                        By_____________________________________
                                          Title:


                                        PILGRIM PRIME RATE TRUST


                                        By_____________________________________
                                          Title:

                                        NATIONAL WESTMINSTER BANK, PLC


                                        By_____________________________________
                                          Title:


                                        NATIONAL WESTMINSTER BANK, USA


                                        By_____________________________________
                                          Title:


                                        THE CONNECTICUT NATIONAL BANK


                                        By_____________________________________
                                          Title:


                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By_____________________________________
                                          Title:

                                                               SCHEDULE A
                                                                   to
                                                            Second Amendment




                                    NEW BANKS

Van Kampen Merritt Prime Rate Income Trust
Midland Bank PLC
The Bank of Nova Scotia
Heller Financial, Inc.
U S WEST Financial Services, Inc.
Banque Paribas, Houston Agency
The Mitsubishi Trust and Banking Corporation
The First National Bank of Boston
Westpac Banking Corporation
Credit Lyonnais, New York Branch
Pilgrim Prime Rate Trust
National Westminster Bank, PLC
National Westminster Bank, USA
The Connecticut National Bank
Protective Life Insurance Company

                                                               SCHEDULE B
                                                                   to
                                                            Second Amendment

                                 PRO RATA SHARE
                                 --------------

                                    Tranche A      Tranche B      Revolving Loan
Bank                                Term Loans     Term Loans       Commitment
- ----                                ----------     ----------     --------------
Bankers Trust Company                15.7870%        7.6620%        15.7870%

Nationsbank of North                 13.3583%        6.4832%        13.3583%
  Carolina, N.A.

The Chase Manhattan                  13.3583%        6.4832%        13.3583%
  Bank, N.A.

Barclays Bank PLC                     7.3919%        3.5876%         7.3919%

Canadian Imperial Bank                7.3919%        3.5876%         7.3919%
  of Commerce

The First National                    7.3919%        3.5876%         7.3919%
  Bank of Chicago

Van Kampen Merritt                    0.0000%       26.6667%         0.0000%
  Prime Rate Income
  Trust

Midland Bank PLC                      5.4474%        0.0000%         5.4474%

The Bank of Nova                      4.5136%        4.5136%         4.5136%
  Scotia

Heller Financial, Inc.                4.0000%        4.0000%         4.0000%

U S WEST Capital                      0.0000%       13.3333%         0.0000%
Corporation

Bangue Paribas,                       1.3793%        0.0000%         1.3793%
  Houston Agency

The Mitsubishi Trust                  3.4286%        3.4286%         3.4286%
  and Banking
  Corporation

The First National                    3.4483%        0.0000%         3.4483%
  Bank of Boston

Westpac Banking                       3.4483%        0.0000%         3.4483%
  Corporation

Credit Lyonnais,                      3.4483%        0.0000%         3.4483%
  New York Branch

Pilgrim Prime Rate                    0.0000%       10.0000%         0.0000%
  Trust

National Westminster                  2.0690%        0.0000%         2.0690%
  Bank, PLC

                                                                      SCHEDULE B
                                                                          Page 2




National Westminster                  1.3793%        0.0000%         1.3793%
  Bank, USA

The Connecticut                       2.7586%        0.0000%         2.7586%
  National Bank

Protective Life                       0.0000%        6.6667%         0.0000%
  Insurance Company
                                      -------        ------          ------
                                         100%           100%            100%

                                                               SCHEDULE C
                                                                   to
                                                            Second Amendment

                                                               SCHEDULE I


                                   COMMITMENTS
                                   -----------

                                  Tranche A       Tranche B     Revolving Loan
Bank                              Term Loans      Term Loans      Commitment
- ----                              ----------      ----------    --------------
Bankers Trust Company            $ 98,669,047    $11,493,012    $ 15,787,048

Nationsbank of North               83,489,196      9,724,858      13,358,271
  Carolina, N.A.

The Chase Manhattan                83,489,196      9,724,858      13,358,271
  Bank, N.A.

Barclays Bank PLC                  46,199,555      5,381,345       7,391,929

Canadian Imperial Bank             46,199,555      5,381,345       7,391,929
  of Commerce

The First National                 46,199,555      5,381,345       7,391,929
  Bank of Chicago

Van Kampen Merritt                          0     40,000,000               0
  Prime Rate Income
  Trust

Midland Bank PLC                   34,046,446              0       5,447,432

The Bank of Nova
  Scotia                           28,209,913      6,770,380       4,513,585

Heller Financial, Inc.             25,000,000      6,000,000       4,000,000

U S WEST Capital                            0     20,000,000               0
  Corporation

Banque Paribas,                     8,620,690              0       1,379,310
  Houston Agency

The Mitsubishi Trust               21,428,572      5,142,857       3,428,571
  and Banking
  Corporation

The First National                 21,551,724              0       3,448,276
  Bank of Boston

Westpac Banking                    21,551,724              0       3,448,276
  Corporation

Credit Lyonnais,                   21,551,724              0       3,448,276
  New York Branch

Pilgrim Prime Rate                          0     15,000,000               0
  Trust

                                                                      SCHEDULE C
                                                                          Page 2



National Westminster               12,931,034              0       2,068,966
  Bank, PLC

National Westminster                8,620,690              0       1,379,310
  Bank, USA

The Connecticut                    17,241,379              0       2,758,621
  National Bank

Protective Life                             0     10,000,000               0
  Insurance Company

                                 ------------   ------------    ------------
                                 $625,000,000   $150,000,000    $100,000,000

                                                               SCHEDULE D
                                                                   to
                                                            Second Amendment

                                                               SCHEDULE X


                                 BANK ADDRESSES




Bankers Trust Company
130 Liberty Street
New York, New York 10006
Attn:  Kenneth A. Lang
Tel:   (212) 250-7418
Fax:   (212) 250-7200


Nationsbank of North
  Carolina, N.A.
Nations Bank Plaza
T-39
Charlotte, NC 28255
Attn:  Thomas W. Bunn
Tel:   (704) 386-7526
Fax:   (704) 386-6432


The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
3rd Floor
New York, New York 10081
Attn:  Thomas T. Daniels
Tel:   (212) 552-1711
Fax:   (212) 552-5189


Barclays Bank PLC
388 Market Street
Suite 1700
San Francisco, California 94111
Attn:  John Biestman
       Associate Director
Tel:   (415) 765-4742
Fax:   (415) 765-4760

Canadian Imperial Bank of
  Commerce, Atlanta Agency
200 Galleria Parkway
Suite 650
Atlanta, Georgia 30339
Attn:  Kathryn W. Sax
Tel:   (404) 916-7009
Fax:   (404) 850-0934


The First National Bank of
  Chicago
One First National Plaza
Chicago, Illinois 60670
Attn:  Donna Rae Green
Tel:   (312) 732-6378
Fax:   (312) 732-7655


Van Kampen Merritt Prime Rate
  Income Trust
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Attn:  Jeff Maillet
Tel:   (708) 684-6438
Fax:   (708) 684-6740/41


Midland Bank PLC
156 West 56th Street
5th Floor
New York, New York 10019
Attn:  Gina Sidorsky
Tel:   (212) 969-7235
Fax:   (212) 969-7240


The Bank of Nova Scotia
55 Park Place
Suite 650
Atlanta, Georgia 30303
Attn:  Shannon Law
Tel:   (404) 581-0807
Fax:   (404) 525-3833

Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois 60661
Attn:  Michele Kovatchis
Tel:   (312) 441-7177
Fax:   (312) 441-7341


U S WEST Financial Services, Inc.
One Canterbury Green
Stamford, Connecticut 06901
Attn:  David Erb
Tel:   (203) 352-4056
Fax:   (203) 352-4171


Banque Paribas, Houston Agency
212l San Jacinto Street
Suite 930
Dallas, Texas 75201
Attn:  Jeffrey Edwards
Tel:   (214) 969-0380
Fax:   (214) 969-0260


The Mitsubishi Trust and Banking
  Corporation
520 Madison Avenue
New York, New York 10022
Attn:  Patricia Loret de Mola
Tel:   (212) 891-8454
Fax:   (212) 755-2349


The First National Bank of Boston
P.O. Box 2016 (01-06-06)
Boston, Massachusetts 02106
Attn:  Charles M. Petersen
Tel:   (617) 434-6949
Fax:   (617) 434-8964

Westpac Banking Corporation
335 Madison Avenue
27th Floor
New York, New York l0017
Attn:  Mr. Larry Creedon
Tel:   (212) 551-2764
Fax:   (212) 687-5176


Credit Lyonnais
Lincoln Plaza
500 North Akard
Suite 3210
Dallas, Texas 75201
Attn:  Jeri Smith
Tel:
Fax:


Pilgrim Prime Rate Trust
10100 Santa Monica Boulevard
21st Floor
Los Angeles, California
  90067-4112
Attn:  Kathleen Lenarcic
Tel:   (310) 551-5422
Fax:   (310) 551-3001


National Westminster Bank, PLC
175 Water Street
Floor 26
New York, New York 10038
Attn:  David Yewer
Tel:   (212) 602-4306
Fax:


National Westminster Bank, USA
175 Water Street
Floor 28
New York, New York 10038
Attn:  Phil Krall
Tel:
Fax:

The Connecticut National Bank
777 Main Street
Hartford, Connecticut 06115
Attn:  Arlene Baker
       Specialized Lending
       Division
       MSM 397
Tel:
Fax:



Protective Life Insurance Company
10 Universal City Plaza
Suite 240l
Universal City, CA 91608
Attn:  Mark Okada
Tel:   (818) 763-0433
Fax:   (818) 763-9182